Priority (Nasdaq: PRTH) Bui l t for the Future of Payments November 2021 P R IO R IT Y T E C H N O L O G Y H O L D IN G S EXHIBIT 99.3

P R IO R IT Y T E C H N O L O G Y H O L D IN G S DISCLAIMER Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, the expected returns and other benefits of the merger of Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) with Finxera Holdings, Inc. (“Finxera”) to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, and our 2021 outlook and statements regarding our market and growth opportunities,. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on May 14, 2021 and August 16, 2021 , and November 15, 2021 respectively. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. Statements included in this presentation include non-GAAP financial measures, including: (i) Revenue Growth, (ii) EBITDA Growth Acceleration, (iii) Run-Rate PF Net Revenue, (iv) Run-Rate Organic PF Net Revenue Growth, (v) Integrated Revenue, (vi) Run-Rate PF Adj. EBITDA, (vii) PF Adj. EBITDA Growth, (viii) PF Adj. EBITDA Margins, (ix) PF Annual Free Cash Flow. Priority does not provide a reconciliation for projected non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items. Priority does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Priority’s outlook. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Priority’s performance and financial condition as reported under GAAP and all other relevant information when assessing its performance or financial condition. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

P R IO R IT Y T E C H N O L O G Y H O L D IN G S $458 $138 $109 $16 $9 $73 $65 $46 Revenue Gross Profit ADJ EBITDA Consumer Commercial Integrated Priority is a leading digital payment company purpose built to monetize payment (or merchant) networks in Consumer, Commercial B2B, and Integrated Software verticals leveraging a single operating and compliance platform to collect, store and send money PRIORITY OVERVIEW PRIORITY TECHNOLOGY HOLDINGS (1) Gross profit (“GP”) is a non-GAAP measure defined as revenue less cost of revenue, including, but not limited to, processing and residual expenses. (2) 2021 PF includes pro forma combined actual results for PRTH, Finxera, and Q2 2021 reseller acquisitions. (3) Adjusted EBITDA is EBITDA adjusted for non-recurring expenses and non-cash stock-based compensation. Total Adjusted EBITDA includes $(18) of Corporate expense.3 Last 12 Months Ended Sep 30, 2021 BY SEGMENT (1,2) ($mm) $137 $212 $547 Adjusted EBITDA as % of Gross Profit: 65% ■ Priority Technology Holdings, Inc. (NASDAQ: PRTH), a technology company serving the payments industry with a single technology platform to collect, store and send money. ■ Priority has built a reputation for delivering value to its customers, and our pioneering approach allows companies to focus on their core business while Priority handles the risk, underwriting, and all other aspects of making or taking payments. This approach relies on best-in-class technology and award-winning service along with unparalleled expertise in the payments space. Priority’s solutions are delivered via internally developed payment applications and services to the Consumer Payments, Commercial Payments, and Integrated Partners business segments ■ CONSUMER PAYMENTS: Provides full-service payment processing and payment- enabled solutions for B2C transactions, leveraging Priority’s proprietary software platform, distributed through ISOs, agents, banks, and ISVs ■ COMMERCIAL PAYMENTS: Provides market-leading accounts payable automation software, payment processing and managed services to industry leading financial institutions (including Citi, MasterCard, and AMEX) and corporations ■ INTEGRATED PARTNERS: Provides vertical-specific payment-enabled software solutions for high-growth markets that are early in the conversion to digital payments

P R IO R IT Y T E C H N O L O G Y H O L D IN G S P R IO R IT Y T E C H N O L O G Y H O L D IN G S 4 FULL PAYMENT OPERATIONS AND TECHNOLOGY INTEGRATION ON A SINGLE OPERATIONAL SUPPORT PLATFORM THAT OPERATES AT SCALE Priority is a payments powerhouse with a single platform to collect, store, and send money Payment / banking infrastructure Underwriting & Risk Management Compliance (AML • BSA • FinCen • OFAC) Customer Service ▪ Single payment API (credit, debit, ACH, digital currency ) ▪ Full automated payables ▪ Card issuing (virtual card & physical plastics) ▪ Full settlement processing ▪ International payment processing PAYMENTS ▪ FDIC-insured bank account ▪ Nationwide money transmitter licenses ▪ Full master and sub account ledgering ▪ Proprietary CRM for consumer account management BANKING TURN-KEY CLOSED-LOOP PAYMENTS Gaming/Healthcare/Other PAYMENT FACILITATION Supports All Systems on a Single Platform ADJACENT SOFTWARE SOLUTIONS Integrates with 3rd-party Applications DRIVING THE CONVERGENCE OF PAYMENTS & BANKING

P R IO R IT Y T E C H N O L O G Y H O L D IN G S MX PLATFORM Storefront Insights Invoice Retail Connect CONSUMER PAYMENTS Full-service payment processing and payment- enabled solutions for B2C transactions Platform for merchants and resellers to run their business more efficiently INTEGRATED PARTNERS Vertical-specific, payment-enabled software and payment processing 6th Largest U.S. Non-bank Acquirer(1) COMMERCIAL PAYMENTS Core enterprise-level offering primarily consists of automated payables, B2B payments and managed service solutions PRIORITY BUSINESS OVERVIEW Priority operates three main segments today: Consumer Payments, Commercial Payments + Integrated Partners PRIORITY’S KEY PROPRIETARY TECHNOLOGY Software for buyers and suppliers to ease reconciliation, reporting and payments Powerful API along with market-leading, vertical-specific software solutions ~$60B Q3’21 Run-Rate Volume Processed VORTEX API + CLOUD 5 ~50K Suppliers Enrolled on Virtual Card 37 Financial Institutions Supported Real Estate Dining Consumer Finance Healthcare Medical (1) Source: Nilson Reporting, March 2021

P R IO R IT Y T E C H N O L O G Y H O L D IN G S One Stop Shop for Taking + Making Payments + Managing Business/Consumer Operating Accounts UNMATCHED RESOURCES TO MONETIZE MERCHANT NETWORKS Tenant Landlord Supplier Property Management Software OMNI-CHANNEL REAL ESTATE PAYMENTS Residential / Commercial / Vacation Gig Company / Software EE/Gig Worker Consumer FULL-FUNCTION GIG / SOFTWARE Gig Platform / Hospitality TURN-KEY CLOSED-LOOP PAYMENTS Gaming / Healthcare / Other PRIVATE CLOUD INFRASTRUCTURE + TECHNOLOGY SUPPORT / FULL -SERVICE PAYMENT OPERATIONS (TO COLLECT, STORE & SEND MONEY) API INTEGRATION LAYER ▪ Collect Rent & Fees ▪ Deposit & Escrow Management ▪ AP Automation ▪ V-Card Supplier Payments ▪ Supplier Payments ▪ Tips / Worker Payments ▪ Consumer Payments ▪ Employee / Gig Worker Account ▪ Funds Load ▪ Pre-Paid Card Payout ▪ E-Wallet Account ▪ Card Issuing Versatility Card Holder Merchant Vertical ISV 6

P R IO R IT Y T E C H N O L O G Y H O L D IN G S $4BN GPR & $5BN+DDA U.S. Market Size $1 Trillion North America eCommerce Sales $56 Trillion ACH Volume $1 Trillion Global Payment Volume Processed by PayFacs $48 Billion EMEA Credit Cards Payment Revenue $8 Trillion North America Disbursements UNIQUE TECHNOLOGY POSITIONED TO CAPITALIZE ON OTHER USE CASES ▪ Proprietary payment facilitation/aggregation platform for all current software partners ▪ Simplified merchant onboarding & underwriting to drive merchant additions PAYFAC-AS-A-SERVICE ▪ Full-stack integrated payments processor allowing for onboarding of international merchants ▪ Advanced APIs & connectors into international financial networks and BIN sponsors INTERNATIONAL PROCESSING ▪ Increased “push” disbursement capabilities and proprietary reconciliation engine ▪ Digital toolset to deliver omni-channel payments in multiple end markets PAYOUTS ▪ Provide demand deposit account (DDA) offerings and digital banking applications ▪ Offer integrated general purpose reloadable (GPR) cards/bill pay solutions ▪ Additional potential revenue streams from ATM fees, overdraft fees, plan and maintenance fees FINANCIAL SOLUTIONS ▪ Modern billing, compliance and monitoring capabilities to provide credit underwriting and transactional tools for installment consumer purchases ▪ Utilize visibility over account management to build advanced consumer credit profiles BUY NOW PAY LATER ▪ Capabilities allowing for the accounting and domicile of funds in named accounts ▪ Fund flows into and out of external accounts, distribution of lump sum payments and funds can be held or ‘stored’ A2A, P2P + ACCOUNT VERIFICATION Powerful technology, loyal customer base and leverageable operating infrastructure to drive new revenue strategies and improve margins in existing platform and diversify into new, adjacent markets Sources: Aite Group, Center for Financial Services Innovation, Infinicept, McKinsey & Co., NACHA, Worldpay 7

P R IO R IT Y T E C H N O L O G Y H O L D IN G S $360 $392 $483 $12 $12 $64 PRTH ISV Sale ISV Acquisition $50 $62 $93 $9 $8 $44 PRTH ISV Sale ISV Acquisition $109 $116 $152 $11 $11 $60 PRTH ISV Sale ISV Acquisition 8 2019A 2020A LTM Q3PF 2019A 2020A LTM Q3PF $137(2) $70 $59 $547(2) $404 $372 NET REVENUE ($mm) ADJUSTED EBITDA (1) ($mm) (1) Adjusted EBITDA is EBITDA adjusted for non-recurring expenses and non-cash stock-based compensation. (2) 2021 PF is Last 12 Months combined actual results for PRTH, Finxera, and Q2 acquisitions. Note: Historical financials include the results of RentPayment (a business component within the Integrated Partners Segment) for the period from acquisition in March, 2019 through sale in September, 2020. % of Gross Profit: 50% % of Gross Profit: 55% % of Gross Profit: 65% GROSS PROFIT 2019A 2020A LTM Q3PF $119 $127 $212(2) ($mm) Gross Profit Margin: 32% Gross Profit Margin: 31% Gross Profit Margin: 39% STRONG HISTORICAL GROWTH POSITIONED TO ACCELERATE IN HIGH-MARGIN CHANNELS

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 9 STRONG FINANCIAL PERFORMANCE with PEER VALUATION DISCOUNT ENTERPRISE VALUE MULTIPLE 1 (1) Competitor Enterprise Value divided by YTD Adjusted EBITDA through Q2 annualized. PRTH Enterprise value divided by LTM Adjusted EBITDA. Square’s multiple of 101.4 is an extreme outlier and is not reflected above. Management calculations based on publicly available information. ■ Revenue CAGR2: 16% ■ Adj. EBITDA CAGR2: 37% ■ Adj. EBITDA as % of Gross Profit: 65% ■ Gross Profit Margin: 39% ■ Free Cash Flow Conversion4 ~45% ■ Recurring Net Revenue: ~94% PRTH KEY PERFORMANCE METRICS 3 (2) 2-year CAGR (3) Performance Metrics based on 2021 LTM (4) Free cash flow as a percentage of Adjusted EBITDA. Free cash flow is Adjusted EBITDA less cash interest, cash dividends, estimated cash taxes, and scheduled debt repayment 10.5 23.8 19.6 15.9 21.8 13.5 15.6 - 5.0 10.0 15.0 20.0 25.0 30.0 Priority Repay Paya Paysafe Fiserv Global Payments FIS Enterprise Value / Annualized EBITDA

P R IO R IT Y T E C H N O L O G Y H O L D IN G S KEY TAKEAWAYS P R IO R IT Y T E C H N O L O G Y H O L D IN G S 10 ■ Built for the Future of Payments – Large Global Market Opportunity ■ Scalable, Innovative Technology Platform – Low Capital Spending Needs ■ Strong Revenue Growth & Significant Operating Leverage ■ Diversified Payment Revenue Sources Balanced with Countercyclical and Early Cycle Assets ■ Strong Financial Performance with Peer Valuation Discount ■ Leadership Well Aligned with Shareholders – with Proven Track-Record Identifying Opportunities Ahead of Peers and Driving Results

P R IO R IT Y T E C H N O L O G Y H O L D IN G S C O N TA C T Chris Kettmann I N V E S T O R R E L AT I O N S ckettmann@lincolnchurchilladvisors.com